Janus Investment Fund

Janus Henderson International Dividend Fund

Supplement dated June 24, 2025

to Currently Effective Prospectuses

and Statement of Additional Information

Effective close of business today, Janus Henderson International Dividend Fund (formerly named Janus Henderson Responsible International Dividend Fund) (the “Fund”) will no longer be offered through the combined Equity Prospectuses dated October 28, 2024, as supplemented on December 30, 2024, and as further supplemented. Additionally, the Fund will no longer be offered through the combined Statement of Additional Information dated October 28, 2024, and as further supplemented. All references to the Fund are removed from the Prospectuses and Statement of Additional Information, accordingly.

In seeking information about the Fund, existing shareholders and prospective eligible investors should refer to the Prospectuses and Statement of Additional Information for the Fund dated June 24, 2025, which may be updated from time to time.

Please retain this Supplement with your records.